UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23036

BNY Mellon Absolute Insight Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	04/30/2021

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Core Plus Fund

ANNUAL REPORT April 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from May 1, 2020 through April 30, 2021, as provided by primary portfolio managers Gautam Khanna and James DiChiaro of Insight North America LLC, Sub-Investment Adviser.

Market and Fund Performance Overview

For the 12-month period ended April 30, 2021, BNY Mellon Core Plus Fund’s Class A shares produced a total return of 5.25%, Class C shares returned 4.55%, Class I shares returned 5.51 % and Class Y shares produced a total return of 5.75%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of -0.27% for the period.2

The fixed-income market produced negative returns, on average, over the reporting period, largely due to declines in the U.S. Treasury market. The fund outperformed the Index, primarily due to an overweight exposure to investment grade corporate bonds, which responded positively to fiscal support and an improving economy.

The Fund’s Investment Approach

The fund seeks high total returns consistent with the preservation of capital. To pursue its goal, the fund normally invests in a diversified portfolio of fixed-income securities of U.S. and foreign issuers. The fund normally invests primarily in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by the fund’s sub-adviser. The fund may invest up to 25% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade or the unrated equivalent as determined by the fund’s sub-adviser.3 Typically, the fund’s portfolio can be expected to have an average effective duration ranging between three and eight years.

In constructing the fund’s portfolio, we rely primarily on proprietary, internally generated credit research focusing on identifying attractive relative value through industry/sector analysis and detailed individual security selection. We analyze individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position, and overall financial strength.

Market Rebounds in Response to Monetary and Fiscal Policy

The first half of the reporting period was characterized by a strong rebound in asset prices driven primarily by the combination of monetary and fiscal stimulus. The second half of the period saw a sell-off in long-term Treasuries due to an improving economy.

Early in 2020, in response to the pandemic, the Federal Reserve (the “Fed”) purchased well over $2 trillion of Treasury and agency mortgage-backed securities, eclipsing entire past quantitative easing (QE) programs. Additionally, the Fed bought corporate bonds for the first time through programs such as the Secondary Market Corporate Credit Facility, although to a modest extent. On the fiscal side, the $2.2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act worked through the economy as the year progressed and offered support as shutdowns started to ease.

Companies generally took advantage of the low interest-rate environment to shore up their balance sheets, and markets readily absorbed the elevated issuance. Conversely, asset-backed securities markets experienced a depressed level of new issuance, and the scarcity of new issues supported the highest-quality securities.

The real economy rebounded strongly from the bottom in April 2020, when the country experienced its broadest shutdowns. Payroll metrics largely beat expectations, and the unemployment rate fell from 14.7% at the peak to below 7% at the end of October 2020, even as many had forecast a double-digit unemployment rate through the beginning of 2021.

In the second half of the reporting period, the economic rebound continued, and the Index, which is heavily weighted with Treasury securities, struggled as the Treasury yield curve steepened dramatically. Yields at the longer end of the curve rose primarily due to the strengthening economic recovery.

Toward the end of 2020, a number of factors continued to sustain an improving economic outlook. A $900 billion government relief package, including paycheck protection programs and the approval of COVID-19 vaccines, sustained the economic recovery. In addition, the Fed left short-term interest rates unchanged and continued its bond purchasing program, making it clear that it would continue buying until the economy reached full employment. The improved prospects of economic recovery, combined with a decline in political uncertainty surrounding the presidential election, led to an increase in investor risk appetite, which benefited corporate bonds.

In January 2021, the Fed left policy largely unchanged. With the economy improving and the possibility of more fiscal stimulus, the market was watching for indications about when the Fed would begin “tapering” its bond purchases. But Fed Chairman Jay Powell reiterated that any such tapering is “some time” away. As economic activity continues to strengthen we anticipate the Fed will start to discuss a potential taper at the end of 2021 o rearly 2022.

Risk appetites remained strong as the reporting period progressed due to the Fed’s policy, the passage of an additional $1.9 trillion federal stimulus and a proposal for $2.3 trillion more to come. As a result, the Treasury yield curve experienced continued steepening on expectations of robust economic growth.

Investment Grade, High Yield and Treasuries Drove Fund Results

The fund’s outperformance versus the Index was driven largely by an overweight position to investment grade corporate bonds, which recovered strongly with the implementation of the Fed’s asset purchase programs. Security selection in the investment grade sector also contributed positively. The bonds of “blue chip” companies were especially attractive as they issued new debt to fund their operations amid the uncertainty resulting from the COVID-19 pandemic. The fund’s underweight position in Treasury bonds enhanced returns as well, given that Treasury yields rose late in 2020 in response to the recovering economy and some inflation concerns. The strategy’s allocation to emerging market bonds and high yield corporate bonds, which responded positively to the approval of COVID-19 vaccines, also added to returns. In the high-yield market, higher quality issues performed especially well as did securities in the refining, homebuilding, cable and pipeline industries.

On a less positive note, certain segments of the asset-backed securities market detracted from performance. In particular, the aircraft finance sector lagged. In the commercial mortgage-backed securities segment, shopping mall and other retail-related issues detracted

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

from performance. Retail-related segments were particularly hard hit by government lockdowns of the economy.

Anticipating Strong Economic Growth

The fixed-income market benefited tremendously from the unusual cooperation between monetary and fiscal policy that occurred in 2020, as well as the approval of COVID-19 vaccines late in the year. With employment and other fundamentals now in recovery, we estimate that the economy will grow by 6.4% in 2021. We expect that the output gap will continue to narrow, and that the economy will return to the level of 2019 sometime in 2021. But the output gap between current activity and full capacity is unlikely to be completely closed until sometimes in 2022.

Inflation has become somewhat of a concern, in part due to pent-up demand, which has led to shortages in various segments of the economy. We anticipate that inflationary pressures will be transitory, though as the economy continues to recover, Treasury yields likely to continue to rise.

May 17, 2021

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 1, 2021, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the returns would have been lower. BNY Mellon Core Plus Fund (the “fund”) commenced operations after the assets of a predecessor mutual fund reorganized into the fund on February 2, 2018. The total return figures presented for Class A shares, Class C shares and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A shares, Class C shares and Class I shares). The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in any index.

3 The fund may continue to own investment grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Core Plus Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class A shares, Class C shares and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A shares, Class C shares and Class I shares), adjusted to reflect the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Core Plus Fund on 04/30/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Core Plus Fund with a hypothetical investment of $1,000,000 in the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Core Plus Fund on 04/30/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/2021
	Inception Date	1 Year	5 Years		From Inception
Class A shares
with maximum sales charge (4.5%)	2/2/18	0.49%	3.56%	††	3.86%	††
without sales charge	2/2/18	5.25%	4.53%	††	4.34%	††
Class C shares
with applicable redemption charge †	2/2/18	3.55%	4.03%	††	4.09%	††
without redemption	2/2/18	4.55%	4.03%	††	4.09%	††
Class I shares	2/2/18	5.51%	4.70%	††	4.43%	††
Class Y shares	12/2/10	5.75%	4.73%	††	4.44%	††
Bloomberg Barclays U.S. Aggregate Bond Index	11/30/10	-0.27%	3.19%		3.39%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class A shares, Class C shares and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A shares, Class C shares and Class I shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Core Plus Fund from November 1, 2020 to April 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.48	$7.20	$2.24	$2.09
Ending value (after expenses)	$1,007.50	$1,003.70	$1,007.90	$1,008.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.51	$7.25	$2.26	$2.11
Ending value (after expenses)	$1,021.32	$1,017.60	$1,022.56	$1,022.71
†

Expenses are equal to the fund’s annualized expense ratio of ..70% for Class A, 1.45% for Class C, .45% for Class I and .42% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2021

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.6%
Advertising - .1%
Lamar Media, Gtd. Notes	3.63	1/15/2031	1,889,000	[a]	1,844,136
Aerospace & Defense - 1.2%
The Boeing Company, Sr. Unscd. Notes	2.20	2/4/2026	7,987,000		8,002,919
The Boeing Company, Sr. Unscd. Notes	4.88	5/1/2025	6,702,000		7,519,422
The Boeing Company, Sr. Unscd. Notes	5.81	5/1/2050	2,039,000		2,621,925
				18,144,266
Agriculture - .9%
Altria Group, Gtd. Notes	4.80	2/14/2029	247,000		281,230
Archer-Daniels-Midland, Sr. Unscd. Notes	3.25	3/27/2030	2,616,000		2,853,688
BAT International Finance, Gtd. Notes	1.67	3/25/2026	1,998,000		1,989,553
Philip Morris International, Sr. Unscd. Notes	1.50	5/1/2025	3,457,000		3,526,260
Viterra Finance, Gtd. Notes	2.00	4/21/2026	5,801,000	[a]	5,775,706
				14,426,437
Airlines - 1.9%
Air Canada Pass Through Trust, Ser. 2020-2, Cl. A	5.25	4/1/2029	1,498,500	[a]	1,622,424
American Airlines, Sr. Scd. Notes	5.50	4/20/2026	2,406,000	[a]	2,529,308
American Airlines, Sr. Scd. Notes	5.75	4/20/2029	1,105,000	[a]	1,185,389
American Airlines Group, Gtd. Notes	5.00	6/1/2022	1,730,000	[a]	1,719,188
American Airlines Pass Through Trust, Ser. 2017-1, Cl. AA	3.65	2/15/2029	161,000		164,562
American Airlines Pass Through Trust, Ser. 2017-2, Cl. AA	3.35	10/15/2029	241,238		246,131
American Airlines Pass Through Trust, Ser. 2019-1, Cl. AA	3.15	2/15/2032	2,134,806		2,141,515
British Airways Pass Through Trust, Sr. Scd. Notes	4.25	11/15/2032	638,646	[a]	679,776
Delta Air Lines, Sr. Scd. Notes	4.50	10/20/2025	719,000	[a]	771,559
Delta Air Lines, Sr. Scd. Notes	4.75	10/20/2028	2,009,000	[a]	2,207,738
JetBlue Pass Through Trust, Sr. Scd. Notes, Ser. 1A	4.00	11/15/2032	7,951,000		8,653,356
United Airlines, Sr. Scd. Notes	4.38	4/15/2026	424,000	[a]	440,523
United Airlines, Sr. Scd. Notes	4.63	4/15/2029	511,000	[a]	531,670
United Airlines Pass Through Trust, Ser. 2018-1, Cl. B	4.60	3/1/2026	132,661		135,354
United Airlines Pass Through Trust, Ser. 2019-1, Cl. AA	4.15	8/25/2031	1,002,672		1,080,426

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.6% (continued)
Airlines - 1.9% (continued)
United Airlines Pass Through Trust, Ser. 2019-2, Cl. AA	2.70	5/1/2032	2,549,779		2,504,315
United Airlines Pass Through Trust, Ser. 2020-1, Cl. A	5.88	10/15/2027	1,823,361		2,021,075
US Airways Pass Through Trust, Ser. 2013-1, Cl. B	5.38	11/15/2021	1,505,599		1,512,073
				30,146,382
Asset-Backed Certificates - 2.0%
BCC Funding XVII, Ser. 2020-1, Cl. A2	0.91	8/20/2025	1,236,000	[a]	1,241,326
CF Hippolyta, Ser. 2020-1, Cl. A1	1.69	7/15/2060	3,438,818	[a]	3,490,472
DB Master Finance, Ser. 2017-1A, Cl. A2I	3.63	11/20/2047	60,140	[a]	61,414
Domino's Pizza Master Issuer, Ser. 2021-1A, Cl. A2I	2.66	4/25/2051	3,524,000	[a]	3,573,728
InStar Leasing III, Ser. 2021-1A, Cl. A	2.30	2/15/2054	1,667,229	[a]	1,664,300
ITE Rail Fund Levered, Ser. 2021-1A, Cl. A	2.25	2/28/2051	1,344,365	[a]	1,355,792
Marlette Funding Trust, Ser. 2019-2A, Cl. A	3.13	7/16/2029	591,955	[a]	595,623
MVW Owner Trust, Ser. 2016-1A, Cl. A	2.25	12/20/2033	34,085	[a]	34,472
PMT Issuer Trust - FMSR, Ser. 2021-FT1, Cl. A, 1 Month LIBOR +3.00%	3.11	3/25/2026	3,714,000	[a,b]	3,735,372
PNMAC FMSR Issuer Trust, Ser. 2018-FT1, Cl. A, 1 Month LIBOR +2.35%	2.46	4/25/2023	125,000	[a,b]	124,384
PNMAC GMSR Issuer Trust, Ser. 2018-GT2, Cl. A, 1 Month LIBOR +2.65%	2.76	8/25/2025	125,000	[a,b]	124,574
SoFi Consumer Loan Program, Ser. 2017-4, Cl. B	3.59	5/26/2026	1,769,740	[a]	1,788,612
SoFi Consumer Loan Program Trust, Ser. 2018-1, Cl. B	3.65	2/25/2027	124,379	[a]	126,408
SoFi Consumer Loan Program Trust, Ser. 2019-4, Cl. A	2.45	8/25/2028	1,559,770	[a]	1,572,633
Textainer Marine Containers VII, Ser. 2021-1A, Cl. A	1.68	2/20/2046	6,882,000	[a]	6,773,739
TIF Funding II, Ser. 2021-1A, Cl. A	1.65	2/20/2046	3,631,254	[a]	3,572,609
Upstart Securitization Trust, Ser. 2019-2, Cl. A	2.90	9/20/2029	624,609	[a]	627,115
VSE VOI Mortgage, Ser. 2016-A, Cl. A	2.54	7/20/2033	64,970	[a]	65,361
Willis Engine Structured Trust IV, Ser. 2018-A, Cl. A	4.75	9/15/2043	883,372	[a]	883,322
				31,411,256

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.6% (continued)
Asset-Backed Certificates/Auto Receivables - 1.0%
CarMax Auto Owner Trust, Ser. 2017-4, Cl. A4	2.33	5/15/2023	1,270,000		1,279,619
Exeter Automobile Receivables Trust, Ser. 2021-1A, Cl. A2	0.30	6/15/2023	3,163,851		3,164,143
NextGear Floorplan Master Owner Trust, Ser. 2019-1A, Cl. A2	3.21	2/15/2024	2,535,000	[a]	2,592,365
NextGear Floorplan Master Owner Trust, Ser. 2019-2A, Cl. A2	2.07	10/15/2024	2,709,000	[a]	2,774,908
OSCAR US Funding Trust IX, Ser. 2018-2A, Cl. A4	3.63	9/10/2025	1,870,000	[a]	1,929,299
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4	2.76	12/10/2024	460,776	[a]	466,099
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4	3.50	5/12/2025	2,728,772	[a]	2,788,952
				14,995,385
Asset-Backed Certificates/Student Loans - .8%
Commonbond Student Loan Trust, Ser. 2019-AGS, Cl. A1	2.54	1/25/2047	4,643,244	[a]	4,767,407
DRB Prime Student Loan Trust, Ser. 2016-B, Cl. A2	2.89	6/25/2040	12,506	[a]	12,652
DRB Prime Student Loan Trust, Ser. 2017-A, Cl. A2B	2.85	5/27/2042	93,566	[a]	94,412
Laurel Road Prime Student Loan Trust, Ser. 2017-C, Cl. A2B	2.81	11/25/2042	1,022,971	[a]	1,038,943
Navient Private Education Refi Loan Trust, Ser. 2021-A, Cl. A	0.84	5/15/2069	1,437,656	[a]	1,438,685
Navient Private Education Refi Loan Trust, Ser. 2021-A, Cl. B	2.24	5/15/2069	766,000	[a]	754,899
SMB Private Education Loan Trust, Ser. 2014-A, Cl. A2B, 1 Month LIBOR +1.15%	1.26	5/15/2026	379,819	[a,b]	380,268
SMB Private Education Loan Trust, Ser. 2015-C, Cl. A2A	2.75	7/15/2027	1,804,382	[a]	1,827,139
SMB Private Education Loan Trust, Ser. 2017-A, Cl. A2A	2.88	9/15/2034	168,515	[a]	175,815
SMB Private Education Loan Trust, Ser. 2017-B, Cl. A2B, 1 Month LIBOR +.75%	0.86	10/15/2035	95,974	[a,b]	96,430
SoFi Professional Loan Program, Ser. 2017-C, Cl. B	3.56	7/25/2040	2,201,000	[a]	2,282,969
				12,869,619
Automobiles & Components - 2.4%
Allison Transmission, Gtd. Notes	3.75	1/30/2031	1,363,000	[a]	1,316,999
Daimler Finance North America, Sr. Unscd. Notes	0.75	3/1/2024	11,770,000	[a]	11,742,580
Ford Motor, Sr. Unscd. Notes	8.50	4/21/2023	3,555,000		3,986,044

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.6% (continued)
Automobiles & Components - 2.4% (continued)
Ford Motor, Sr. Unscd. Notes	9.00	4/22/2025	1,302,000		1,591,695
Ford Motor Credit, Sr. Unscd. Notes	4.54	8/1/2026	3,004,000		3,229,300
General Motors, Sr. Unscd. Notes	6.80	10/1/2027	2,355,000		2,963,280
General Motors Financial, Sr. Unscd. Notes	2.35	1/8/2031	7,880,000		7,547,746
General Motors Financial, Sr. Unscd. Notes	3.60	6/21/2030	4,332,000		4,608,026
				36,985,670
Banks - 6.7%
ABN AMRO Bank, Sub. Notes	4.75	7/28/2025	635,000	[a]	713,472
ABN AMRO Bank, Sub. Notes	4.80	4/18/2026	800,000	[a]	907,440
AIB Group, Sr. Unscd. Notes	4.26	4/10/2025	1,504,000	[a]	1,631,372
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	353,000		367,047
Bank of America, Sr. Unscd. Notes	3.37	1/23/2026	588,000		635,453
Bank of America, Sr. Unscd. Notes	3.42	12/20/2028	1,282,000		1,389,395
Bank of America, Sr. Unscd. Notes	3.50	5/17/2022	2,340,000		2,342,681
Bank of America, Sr. Unscd. Notes	3.50	4/19/2026	1,635,000		1,805,200
Bank of America, Sr. Unscd. Notes	3.71	4/24/2028	230,000		253,747
Bank of America, Sr. Unscd. Notes	3.97	3/5/2029	5,190,000		5,794,792
Bank of America, Sr. Unscd. Notes	4.00	4/1/2024	1,146,000		1,259,099
Citigroup, Jr. Sub. Bonds, Ser. W	4.00	12/10/2025	3,944,000	[c]	4,004,343
Citigroup, Sr. Unscd. Notes	3.89	1/10/2028	2,745,000		3,057,271
Citigroup, Sr. Unscd. Notes	4.65	7/30/2045	2,810,000		3,443,576
Citigroup, Sub. Notes	4.60	3/9/2026	181,000		207,009
Citigroup, Sub. Notes	4.75	5/18/2046	830,000		1,008,724
Citigroup, Sub. Notes	5.30	5/6/2044	174,000		224,099
Credit Suisse Group, Sr. Unscd. Notes	2.59	9/11/2025	2,867,000	[a]	2,983,947
Danske Bank, Sr. Unscd. Notes	5.00	1/12/2023	1,977,000	[a]	2,033,974
Fifth Third Bancorp, Sr. Unscd. Notes	2.38	1/28/2025	3,333,000		3,491,330
HSBC Capital Funding Dollar 1, Gtd. Notes	10.18	6/30/2030	325,000	[a,c]	535,132
HSBC Holdings, Jr. Sub. Notes	4.60	12/17/2030	6,823,000	[c]	6,942,402
HSBC Holdings, Sr. Unscd. Notes	4.95	3/31/2030	2,992,000		3,535,607
ING Groep, Sr. Unscd. Notes	3.55	4/9/2024	4,508,000		4,875,929
JPMorgan Chase & Co., Sr. Unscd. Notes	2.70	5/18/2023	260,000		271,339
JPMorgan Chase & Co., Sr. Unscd. Notes	3.11	4/22/2051	5,290,000		5,151,284
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	1/29/2027	2,670,000		2,969,802
JPMorgan Chase & Co., Sub. Notes	4.25	10/1/2027	2,360,000		2,696,109

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.6% (continued)
Banks - 6.7% (continued)
Mizuho Financial Group, Sr. Unscd. Notes, 3 Month LIBOR +.84%	1.02	7/16/2023	3,983,000	[b]	4,009,759
Morgan Stanley, Jr. Sub. Debs., Ser. H, 3 Month LIBOR +3.61%	3.79	7/15/2021	2,710,000	[b,c]	2,719,553
Morgan Stanley, Sr. Unscd. Notes	4.30	1/27/2045	2,105,000		2,488,963
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	6,852,000		7,906,257
Morgan Stanley, Sub. Notes	4.35	9/8/2026	2,500,000		2,830,995
The Goldman Sachs Group, Sr. Unscd. Notes	3.50	11/16/2026	182,000		198,744
The Goldman Sachs Group, Sr. Unscd. Notes	3.69	6/5/2028	700,000		771,935
The Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	1,205,000		1,332,175
The Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR +1.60%	1.79	11/29/2023	1,125,000	[b]	1,159,273
The Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR +1.75%	1.93	10/28/2027	250,000	[b]	261,583
The PNC Financial Services Group, Sr. Unscd. Notes	3.45	4/23/2029	2,091,000		2,309,095
Wells Fargo & Co., Jr. Sub. Notes	3.90	3/15/2026	6,274,000	[c]	6,418,459
Wells Fargo & Co., Sr. Unscd. Notes	3.00	2/19/2025	3,000,000		3,222,833
Westpac Banking, Sub. Notes	2.67	11/15/2035	4,651,000		4,465,983
				104,627,182
Beverage Products - .5%
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.00	4/13/2028	605,000		679,818
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.50	6/1/2050	2,785,000		3,198,278
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.70	2/1/2036	1,385,000		1,641,270
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.90	2/1/2046	1,800,000		2,153,838
				7,673,204
Building Materials - 1.1%
Carrier Global, Sr. Unscd. Notes	2.72	2/15/2030	2,982,000		3,038,874
CEMEX, Sr. Scd. Notes	3.88	7/11/2031	3,648,000	[a]	3,615,478
CEMEX, Sr. Scd. Notes	5.20	9/17/2030	4,230,000	[a]	4,608,606
CEMEX, Sr. Scd. Notes	7.38	6/5/2027	285,000	[a]	323,640
Masco, Sr. Unscd. Notes	1.50	2/15/2028	3,305,000		3,199,911
SRM Escrow Issuer, Sr. Scd. Notes	6.00	11/1/2028	1,552,000	[a]	1,646,936
				16,433,445
Chemicals - 1.2%
Alpek, Gtd. Notes	3.25	2/25/2031	2,369,000	[a]	2,336,782

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.6% (continued)
Chemicals - 1.2% (continued)
Axalta Coating Systems, Gtd. Notes	4.75	6/15/2027	150,000	[a]	157,313
Braskem Idesa, Sr. Scd. Notes	7.45	11/15/2029	2,904,000	[a]	2,945,498
Braskem Netherlands Finance, Gtd. Notes	4.50	1/31/2030	4,084,000	[a]	4,155,266
Braskem Netherlands Finance, Gtd. Notes	5.88	1/31/2050	3,383,000	[a]	3,538,144
INEOS Quattro Finance 2, Sr. Scd. Notes	3.38	1/15/2026	200,000	[a]	200,000
Kraton Polymers, Gtd. Notes	4.25	12/15/2025	1,806,000	[a]	1,835,420
Nutrition & Biosciences, Gtd. Notes	1.83	10/15/2027	1,245,000	[a]	1,231,095
SABIC Capital II, Gtd. Bonds	4.00	10/10/2023	745,000	[a]	803,281
Trinseo Materials Finance, Gtd. Bonds	5.13	4/1/2029	690,000	[a]	701,796
				17,904,595
Collateralized Loan Obligations Debt - 2.9%
Antares CLO, Ser. 2017-1A, Cl. BR, 3 Month LIBOR +2.00%	2.19	4/20/2033	275,000	[a,b]	275,402
Arbor Realty Commercial Real Estate CLO, Ser. 2018-FL1, Cl. A, 1 Month LIBOR +1.15%	1.26	6/15/2028	415,000	[a,b]	416,224
Cerberus Loan Funding XXVII CLO, Ser. 2019-2A, Cl. A1, 3 Month LIBOR +1.80%	1.98	1/15/2032	5,000,000	[a,b]	5,018,435
Fortress Credit Opportunities IX CLO, Ser. 2017-9A, Cl. A1T, 3 Month LIBOR +1.55%	1.74	11/15/2029	1,800,000	[a,b]	1,800,592
Golub Capital Partners CLO, Ser. 2020-47A, Cl. C1, 3 Month LIBOR +3.25%	3.45	5/5/2032	6,030,000	[a,b]	6,027,154
GPMT, Ser. 2019-FL2, Cl. C, 1 Month LIBOR +2.35%	2.46	2/22/2036	6,132,000	[a,b]	6,093,252
IVY Hill Middle Market Credit Fund XII CLO, Ser. 12A, Cl. A2, 3 Month LIBOR +2.25%	2.44	7/20/2029	340,000	[a,b]	340,199
IVY Hill Middle Market Credit Fund XVIII CLO, Ser. 18A, Cl. A, 3 Month LIBOR +1.50%	1.68	4/22/2033	7,850,000	[a,b]	7,861,736
KREF CLO, Ser. 2018-FL1, Cl. C, 1 Month LIBOR +2.00%	2.12	6/15/2036	2,062,500	[a,b]	2,069,571
LoanCore Issuer CLO, Ser. 2018-CRE1, Cl. A, 1 Month LIBOR +1.13%	1.24	5/15/2028	34,617	[a,b]	34,649
VCP II CLO, Ser. 2021-2A, Cl. A1, 3 Month LIBOR +1.67%	1.86	4/15/2031	12,500,000	[a,b]	12,484,587
Woodmont CLO, Ser. 2017-3A, Cl. BR, 3 Month LIBOR +2.20%	2.39	4/20/2032	3,500,500	[a,b]	3,505,299
				45,927,100

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.6% (continued)
Commercial & Professional Services - 1.0%
Ashtead Capital, Gtd. Notes	4.00	5/1/2028	1,386,000	[a]	1,457,033
Ashtead Capital, Gtd. Notes	4.25	11/1/2029	200,000	[a]	214,500
Atento Luxco 1, Sr. Scd. Notes	8.00	2/10/2026	1,444,000	[a]	1,572,869
Avis Budget Finance, Gtd. Notes	5.38	3/1/2029	3,548,000	[a]	3,698,790
DP World, Sr. Unscd. Notes	6.85	7/2/2037	690,000		919,425
ERAC USA Finance, Gtd. Bonds	4.50	2/15/2045	3,160,000	[a]	3,709,339
ERAC USA Finance, Gtd. Notes	3.85	11/15/2024	1,895,000	[a]	2,079,872
Prime Security Services Borrower, Sr. Scd. Notes	3.38	8/31/2027	2,188,000	[a]	2,116,890
				15,768,718
Commercial Mortgage Pass-Through Certificates - 1.1%
Angel Oak Mortgage Trust I, Ser. 2019-2, Cl. A1	3.63	3/25/2049	291,714	[a]	298,256
CD Mortgage Trust, Ser. 2017-CD3, Cl. A4	3.63	2/10/2050	4,375,000		4,849,916
CGMS Commercial Mortgage Trust, Ser. 2017-MDRB, Cl. A, 1 Month LIBOR +1.10%	1.22	7/15/2030	19,735	[a,b]	19,626
Citigroup Commercial Mortgage Trust, Ser. 2016-P6, Cl. C	4.42	12/10/2049	67,000		65,937
Commercial Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/2048	2,570,000		2,772,781
Commercial Mortgage Trust, Ser. 2020-CX, Cl. D	2.77	11/10/2046	705,000	[a]	689,739
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. A1A2	3.09	3/5/2037	865,000	[a]	903,278
Lanark Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.77%	0.95	12/22/2069	777,467	[a,b]	780,481
MSBAM Commercial Mortgage Securities Trust, Ser. 2012-CKSV, Cl. C	4.43	10/15/2030	540,000	[a]	426,688
PFP, Ser. 2019-6, Cl. A, 1 Month LIBOR +1.05%	1.17	4/14/2037	2,044,571	[a,b]	2,050,972
The Prudential Home Mortgage Securities Company, Ser. 1994-A, Cl. 5B	6.73	4/28/2024	100	[a]	100
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	1,663,303	[a]	1,701,151
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/2045	1,640,274		1,662,767
Verus Securitization Trust, Ser. 2020-1, Cl. A1	2.42	1/25/2060	1,345,399	[a]	1,366,574
				17,588,266
Consumer Discretionary - .9%
International Game Technology, Sr. Scd. Notes	4.13	4/15/2026	1,550,000	[a]	1,599,073

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.6% (continued)
Consumer Discretionary - .9% (continued)
Lions Gate Capital Holdings, Gtd. Notes	5.50	4/15/2029	2,511,000	[a]	2,520,416
Marriott International, Sr. Unscd. Notes, Ser. EE	5.75	5/1/2025	2,379,000		2,739,815
Meritage Homes, Sr. Unscd. Notes	3.88	4/15/2029	6,148,000	[a]	6,327,890
MGM China Holdings, Sr. Unscd. Notes	4.75	2/1/2027	250,000	[a]	259,375
				13,446,569
Consumer Staples - .2%
Newell Brands, Sr. Unscd. Notes	4.35	4/1/2023	2,703,000		2,852,368
Diversified Financials - 1.4%
AerCap Global Aviation Trust, Gtd. Notes	4.63	10/15/2027	7,406,000		8,257,242
Ally Financial, Gtd. Notes	8.00	11/1/2031	4,581,000		6,448,667
Discover Financial Services, Sr. Unscd. Notes	5.20	4/27/2022	1,825,000		1,908,695
LSEGA Financing, Gtd. Notes	1.38	4/6/2026	3,953,000	[a]	3,943,965
LSEGA Financing, Gtd. Notes	2.50	4/6/2031	1,701,000	[a]	1,698,872
SAFG Retirement Services, Sr. Unscd. Debs.	8.13	4/28/2023	145,000		164,681
				22,422,122
Electronic Components - .1%
Sensata Technologies, Gtd. Notes	4.00	4/15/2029	1,125,000	[a]	1,133,381
Energy - 4.3%
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Bonds	4.60	11/2/2047	535,000	[a]	615,180
Diamondback Energy, Gtd. Notes	0.90	3/24/2023	2,485,000		2,486,206
Ecopetrol, Sr. Unscd. Notes	5.88	5/28/2045	525,000		559,810
Energy Transfer, Sr. Unscd. Notes	3.75	5/15/2030	1,690,000		1,760,440
Energy Transfer, Sr. Unscd. Notes	4.95	6/15/2028	225,000		253,309
Energy Transfer, Sr. Unscd. Notes	5.00	5/15/2050	1,703,000		1,797,707
Energy Transfer, Sr. Unscd. Notes	5.15	2/1/2043	1,085,000		1,126,433
Enterprise Products Operating, Gtd. Notes	3.95	1/31/2060	4,261,000		4,285,932
Enterprise Products Operating, Gtd. Notes	5.38	2/15/2078	64,000		64,892
Global Partners, Gtd. Notes	7.00	8/1/2027	725,000		776,421
Kinder Morgan, Gtd. Notes	7.75	1/15/2032	2,290,000		3,232,147
Kinder Morgan, Gtd. Notes	8.05	10/15/2030	238,000		326,457
Leviathan Bond, Sr. Scd. Notes	6.13	6/30/2025	5,029,000	[a]	5,519,327
Motiva Enterprises, Sr. Unscd. Notes	6.85	1/15/2040	300,000	[a]	368,404
MPLX, Sr. Unscd. Notes	3.50	12/1/2022	595,000		619,998
MPLX, Sr. Unscd. Notes	4.13	3/1/2027	855,000		952,564
MPLX, Sr. Unscd. Notes	4.25	12/1/2027	168,000		188,826

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.6% (continued)
Energy - 4.3% (continued)
MPLX, Sr. Unscd. Notes	4.90	4/15/2058	535,000		598,372
MPLX, Sr. Unscd. Notes	5.20	12/1/2047	1,180,000		1,373,988
MPLX, Sr. Unscd. Notes	5.20	3/1/2047	5,127,000		6,012,495
NGPL PipeCo, Sr. Unscd. Notes	7.77	12/15/2037	2,180,000	[a]	2,936,639
Parkland, Gtd. Notes	4.50	10/1/2029	4,311,000	[a]	4,405,411
Petrobras Global Finance, Gtd. Notes	5.60	1/3/2031	2,468,000		2,667,908
Petroleos del Peru, Sr. Unscd. Notes	5.63	6/19/2047	5,412,000	[a]	5,584,372
Petroleos Mexicanos, Gtd. Notes	5.95	1/28/2031	712,000		688,397
Petroleos Mexicanos, Gtd. Notes	6.35	2/12/2048	2,835,000		2,419,857
Petroleos Mexicanos, Gtd. Notes	6.95	1/28/2060	232,000		205,634
Phillips 66, Gtd. Notes	3.85	4/9/2025	1,636,000		1,798,412
Saudi Arabian Oil, Sr. Unscd. Notes	2.25	11/24/2030	3,988,000	[a]	3,861,235
Targa Resources Partners, Gtd. Notes	5.00	1/15/2028	1,136,000		1,197,401
Targa Resources Partners, Gtd. Notes	5.50	3/1/2030	4,495,000		4,871,996
The Williams Companies, Sr. Unscd. Debs., Ser. A	7.50	1/15/2031	145,000		195,125
The Williams Companies, Sr. Unscd. Notes	4.50	11/15/2023	980,000		1,067,329
The Williams Companies, Sr. Unscd. Notes	6.30	4/15/2040	920,000		1,202,754
Transcontinental Gas Pipe Line, Sr. Unscd. Notes	3.95	5/15/2050	1,583,000		1,662,820
				67,684,198
Environmental Control - .1%
GFL Environmental, Sr. Scd. Notes	3.50	9/1/2028	1,712,000	[a]	1,652,294
Food Products - 1.6%
Albertsons, Gtd. Notes	3.50	3/15/2029	3,944,000	[a]	3,791,328
BRF, Sr. Unscd. Notes	4.88	1/24/2030	1,853,000	[a]	1,905,218
Kraft Heinz Foods, Gtd. Notes	5.50	6/1/2050	1,351,000		1,681,879
Kraft Heinz Foods, Gtd. Notes	6.88	1/26/2039	1,560,000		2,144,648
MARB BondCo, Gtd. Bonds	3.95	1/29/2031	3,199,000	[a]	3,044,120
NBM US Holdings, Gtd. Notes	6.63	8/6/2029	1,525,000	[a]	1,694,740
SEG Holding, Sr. Scd. Notes	5.63	10/15/2028	382,000	[a]	402,533
The Fresh Market, Sr. Scd. Notes	9.75	5/1/2023	3,742,000	[a]	3,847,244
The J.M. Smucker Company, Sr. Unscd. Notes	4.25	3/15/2035	6,000,000		6,858,673
The Kroger Company, Sr. Unscd. Notes	5.40	1/15/2049	209,000		273,544
				25,643,927
Foreign Governmental - 1.6%
Colombia, Sr. Unscd. Notes	3.25	4/22/2032	1,166,000		1,145,210
Egypt, Sr. Unscd. Notes	5.88	2/16/2031	2,610,000	[a]	2,524,679

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.6% (continued)
Foreign Governmental - 1.6% (continued)
Egypt, Sr. Unscd. Notes	7.63	5/29/2032	1,356,000	[a]	1,444,174
Ghana, Sr. Unscd. Notes	8.63	4/7/2034	2,293,000	[a]	2,372,292
Mexico, Sr. Unscd. Notes	5.00	4/27/2051	2,784,000		3,044,193
Morocco, Sr. Unscd. Bonds	3.00	12/15/2032	3,842,000	[a]	3,661,099
Oman, Sr. Unscd. Notes	7.00	1/25/2051	2,310,000	[a]	2,365,569
Peru, Sr. Unscd. Bonds	2.78	1/23/2031	3,733,000		3,745,132
Qatar, Sr. Unscd. Notes	5.10	4/23/2048	1,345,000		1,708,650
Ukraine, Sr. Unscd. Notes	7.25	3/15/2033	2,223,000	[a]	2,231,336
Ukraine, Sr. Unscd. Notes	7.38	9/25/2032	1,255,000	[a]	1,271,346
				25,513,680
Forest Products & Paper - .4%
Celulosa Arauco y Constitucion, Sr. Unscd. Notes	4.20	1/29/2030	1,420,000	[a]	1,535,375
Inversiones CMPC, Gtd. Notes	3.85	1/13/2030	3,149,000	[a]	3,356,047
Suzano Austria GmbH, Gtd. Notes	3.75	1/15/2031	1,516,000		1,554,067
				6,445,489
Health Care - 4.2%
AbbVie, Sr. Unscd. Notes	3.20	5/14/2026	4,425,000		4,798,315
AbbVie, Sr. Unscd. Notes	4.05	11/21/2039	2,088,000		2,334,539
Aetna, Sr. Unscd. Notes	2.80	6/15/2023	2,640,000		2,758,375
Alcon Finance, Gtd. Notes	2.60	5/27/2030	4,057,000	[a]	4,095,653
Alcon Finance, Gtd. Notes	3.80	9/23/2049	3,237,000	[a]	3,429,576
Bausch Health, Gtd. Notes	5.00	2/15/2029	121,000	[a]	121,338
Bausch Health, Gtd. Notes	5.00	1/30/2028	223,000	[a]	226,634
Bausch Health, Gtd. Notes	5.25	1/30/2030	1,883,000	[a]	1,895,955
Bausch Health, Gtd. Notes	6.25	2/15/2029	375,000	[a]	397,037
Bayer US Finance II, Gtd. Notes	4.63	6/25/2038	1,807,000	[a]	2,087,104
Cigna, Sr. Unscd. Notes	2.38	3/15/2031	7,046,000		6,964,670
CommonSpirit Health, Sr. Scd. Bonds	2.78	10/1/2030	2,605,000		2,666,273
CVS Health, Sr. Unscd. Notes	1.30	8/21/2027	2,627,000		2,564,312
CVS Health, Sr. Unscd. Notes	3.25	8/15/2029	1,963,000		2,095,018
CVS Health, Sr. Unscd. Notes	4.25	4/1/2050	1,660,000		1,871,637
CVS Health, Sr. Unscd. Notes	4.30	3/25/2028	914,000		1,040,727
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	700,000		862,141
DaVita, Gtd. Notes	3.75	2/15/2031	5,021,000	[a]	4,776,251
Endo Luxembourg Finance, Sr. Scd. Notes	6.13	4/1/2029	1,826,000	[a]	1,810,023
Gilead Sciences, Sr. Unscd. Notes	4.75	3/1/2046	1,180,000		1,421,508
Medtronic, Gtd. Notes	4.63	3/15/2045	202,000		256,858
Organon Finance 1, Sr. Scd. Notes	4.13	4/30/2028	400,000	[a]	410,296
Organon Finance 1, Sr. Unscd. Notes	5.13	4/30/2031	200,000	[a]	207,770
Royalty Pharma, Gtd. Notes	2.20	9/2/2030	4,242,000	[a]	4,055,996

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.6% (continued)
Health Care - 4.2% (continued)
STERIS Irish FinCo Unlimited, Gtd. Notes	2.70	3/15/2031	1,724,000		1,721,612
Takeda Pharmaceutical, Sr. Unscd. Notes	3.18	7/9/2050	2,898,000		2,762,089
Takeda Pharmaceutical, Sr. Unscd. Notes	5.00	11/26/2028	1,611,000		1,917,229
Tenet Healthcare, Sr. Scd. Notes	4.63	6/15/2028	419,000	[a]	433,452
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes	7.13	1/31/2025	1,621,000		1,770,043
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/2045	1,735,000		2,195,172
Utah Acquisition Sub, Gtd. Notes	3.15	6/15/2021	1,060,000		1,062,266
				65,009,869
Industrial - 1.1%
Eaton, Gtd. Notes	3.10	9/15/2027	4,300,000		4,663,575
General Electric, Sr. Unscd. Notes	3.63	5/1/2030	2,342,000		2,546,871
General Electric, Sr. Unscd. Notes	4.13	10/9/2042	214,000		235,452
Heathrow Funding, Sr. Scd. Bonds	4.88	7/15/2021	894,000	[a]	901,741
Hillenbrand, Gtd. Notes	3.75	3/1/2031	3,411,000		3,385,418
Penske Truck Leasing, Sr. Unscd. Notes	1.20	11/15/2025	5,970,000	[a]	5,915,398
Sydney Airport Finance, Sr. Scd. Notes	3.38	4/30/2025	70,000	[a]	74,861
				17,723,316
Information Technology - .7%
Oracle, Sr. Unscd. Notes	2.65	7/15/2026	975,000		1,028,647
Oracle, Sr. Unscd. Notes	3.60	4/1/2040	9,033,000		9,259,872
				10,288,519
Insurance - 3.1%
Allianz, Jr. Sub. Notes	3.50	11/17/2025	4,000,000	[a,c]	4,115,000
American International Group, Jr. Sub. Debs.	8.18	5/15/2058	2,825,000		4,003,584
American International Group, Sr. Unscd. Notes	4.38	6/30/2050	4,150,000		4,793,760
Berkshire Hathaway Finance, Gtd. Notes	4.20	8/15/2048	2,800,000		3,302,466
Massachusetts Mutual Life Insurance, Sub. Notes	3.38	4/15/2050	2,673,000	[a]	2,685,114
Massachusetts Mutual Life Insurance, Sub. Notes	4.90	4/1/2077	179,000	[a]	220,071
MetLife, Jr. Sub. Bonds	9.25	4/8/2038	6,360,000	[a]	9,615,013
MetLife, Jr. Sub. Debs.	6.40	12/15/2036	3,862,000		4,903,741
Pricoa Global Funding I, Scd. Notes	2.45	9/21/2022	150,000	[a]	154,507
Principal Financial Group, Gtd. Bonds, 3 Month LIBOR +3.04%	3.24	5/15/2055	3,110,000	[b]	3,086,675

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.6% (continued)
Insurance - 3.1% (continued)
Prudential Financial, Jr. Sub. Notes	5.63	6/15/2043	7,145,000		7,752,282
Prudential Financial, Jr. Sub. Notes	5.70	9/15/2048	264,000		305,866
The Allstate, Jr. Sub. Bonds	6.50	5/15/2057	2,325,000		3,019,140
				47,957,219
Internet Software & Services - .2%
Amazon.com, Sr. Unscd. Notes	4.05	8/22/2047	2,883,000		3,414,297
Cablevision Lightpath, Sr. Scd. Notes	3.88	9/15/2027	200,000	[a]	197,500
				3,611,797
Materials - .5%
Ardagh Metal Packaging Finance USA, Sr. Unscd. Notes	4.00	9/1/2029	797,000	[a]	794,521
Berry Global, Sr. Scd. Notes	0.95	2/15/2024	6,604,000	[a]	6,595,481
				7,390,002
Media - 2.9%
AMC Networks, Gtd. Notes	4.25	2/15/2029	6,494,000		6,421,040
CCO Holdings, Sr. Unscd. Notes	4.25	2/1/2031	398,000	[a]	398,498
CCO Holdings, Sr. Unscd. Notes	4.50	8/15/2030	5,980,000	[a]	6,091,467
Charter Communications Operating, Sr. Scd. Notes	5.38	5/1/2047	1,446,000		1,699,446
Charter Communications Operating, Sr. Scd. Notes	5.75	4/1/2048	4,289,000		5,271,447
Comcast, Gtd. Notes	4.15	10/15/2028	55,000		63,323
Cox Communications, Sr. Unscd. Notes	4.60	8/15/2047	1,060,000	[a]	1,248,473
CSC Holdings, Gtd. Notes	3.38	2/15/2031	2,801,000	[a]	2,630,139
CSC Holdings, Gtd. Notes	4.13	12/1/2030	1,875,000	[a]	1,867,969
CSC Holdings, Gtd. Notes	6.50	2/1/2029	2,408,000	[a]	2,665,042
CSC Holdings, Sr. Unscd. Notes	7.50	4/1/2028	1,250,000	[a]	1,379,650
Gray Television, Gtd. Notes	4.75	10/15/2030	125,000	[a]	125,156
Radiate Holdco, Sr. Scd. Notes	4.50	9/15/2026	488,000	[a]	497,631
Scripps Escrow II, Sr. Scd. Notes	3.88	1/15/2029	266,000	[a]	264,717
Sky, Gtd. Notes	3.75	9/16/2024	3,030,000	[a]	3,328,921
UPC Broadband Finco, Sr. Scd. Notes	4.88	7/15/2031	4,750,000	[a]	4,739,693
ViacomCBS, Jr. Sub. Debs.	5.88	2/28/2057	2,890,000		2,964,056
ViacomCBS, Sr. Unscd. Notes	4.20	5/19/2032	2,657,000		2,965,712
Virgin Media Finance, Gtd. Notes	5.00	7/15/2030	397,000	[a]	396,337
				45,018,717
Metals & Mining - 1.5%
Anglo American Capital, Gtd. Notes	2.63	9/10/2030	3,251,000	[a]	3,208,756
AngloGold Ashanti Holdings, Gtd. Notes	3.75	10/1/2030	2,163,000		2,247,894
Cleveland-Cliffs, Gtd. Notes	4.63	3/1/2029	2,216,000	[a]	2,260,663
Corp. Nacional del Cobre de Chile, Sr. Unscd. Notes	3.15	1/15/2051	2,174,000	[a]	2,012,077

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.6% (continued)
Metals & Mining - 1.5% (continued)
Glencore Funding, Gtd. Bonds	4.63	4/29/2024	1,170,000	[a]	1,293,545
IAMGOLD, Gtd. Notes	5.75	10/15/2028	3,272,000	[a]	3,407,068
Newcrest Finance, Gtd. Notes	3.25	5/13/2030	1,171,000	[a]	1,238,828
Teck Resources, Sr. Unscd. Notes	6.13	10/1/2035	3,096,000		3,855,207
Vale Overseas, Gtd. Notes	6.88	11/21/2036	1,975,000		2,686,267
Volcan Cia Minera, Sr. Unscd. Notes	4.38	2/11/2026	1,511,000	[a]	1,492,437
				23,702,742
Municipal Securities - .5%
California, GO (Build America Bonds)	7.30	10/1/2039	3,705,000		5,737,118
California, GO (Build America Bonds)	7.55	4/1/2039	270,000		444,729
New York City, GO (Build America Bonds) Ser. D	5.99	12/1/2036	980,000		1,310,463
				7,492,310
Real Estate - 2.6%
American Tower, Sr. Unscd. Notes	2.75	1/15/2027	7,000,000		7,353,618
Crown Castle International, Sr. Unscd. Notes	1.05	7/15/2026	15,830,000		15,447,293
Iron Mountain, Gtd. Notes	4.88	9/15/2029	1,885,000	[a]	1,923,661
Iron Mountain, Gtd. Notes	5.00	7/15/2028	312,000	[a]	323,722
Iron Mountain, Gtd. Notes	5.25	7/15/2030	1,816,000	[a]	1,888,731
Realogy Group, Gtd. Notes	5.75	1/15/2029	1,963,000	[a]	2,039,793
Scentre Group Trust 2, Gtd. Bonds	4.75	9/24/2080	9,348,000	[a]	9,920,565
Simon Property Group, Sr. Unscd. Notes	3.50	9/1/2025	2,040,000		2,230,069
WEA Finance, Gtd. Notes	4.63	9/20/2048	148,000	[a]	150,761
				41,278,213
Retailing - .4%
Lowe's, Sr. Unscd. Notes	3.00	10/15/2050	2,299,000		2,173,726
Macy's Retail Holdings, Gtd. Notes	5.88	4/1/2029	529,000	[a]	543,534
Murphy Oil USA, Gtd. Notes	3.75	2/15/2031	643,000	[a]	634,159
Starbucks, Sr. Unscd. Notes	4.45	8/15/2049	2,263,000		2,674,175
Superior Plus, Sr. Unscd. Notes	4.50	3/15/2029	665,000	[a]	679,228
				6,704,822
Semiconductors & Semiconductor Equipment - 1.6%
Broadcom, Gtd. Notes	3.75	2/15/2051	1,103,000	[a]	1,067,562
Broadcom, Gtd. Notes	4.15	11/15/2030	7,264,000		7,948,164
Broadcom, Gtd. Notes	4.75	4/15/2029	6,329,000		7,206,887
Broadcom, Sr. Unscd. Notes	3.47	4/15/2034	5,975,000	[a]	6,047,097
NXP Funding, Gtd. Notes	3.88	9/1/2022	448,000	[a]	467,026
NXP Funding, Gtd. Notes	4.30	6/18/2029	1,708,000	[a]	1,936,655
				24,673,391

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.6% (continued)
Technology Hardware & Equipment - .6%
Dell International, Sr. Scd. Notes	5.85	7/15/2025	1,233,000	[a]	1,446,790
Dell International, Sr. Scd. Notes	6.02	6/15/2026	1,265,000	[a]	1,510,089
Dell International, Sr. Scd. Notes	8.35	7/15/2046	2,224,000	[a]	3,491,230
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/2022	900,000		945,152
Seagate HDD Cayman, Gtd. Notes	3.13	7/15/2029	1,303,000	[a]	1,255,336
				8,648,597
Telecommunication Services - 3.3%
AT&T, Sr. Unscd. Bonds	4.90	8/15/2037	1,065,000		1,264,667
AT&T, Sr. Unscd. Notes	3.55	9/15/2055	1,901,000	[a]	1,754,514
AT&T, Sr. Unscd. Notes	3.65	6/1/2051	14,306,000		13,785,120
AT&T, Sr. Unscd. Notes	5.45	3/1/2047	3,190,000		3,996,866
Frontier Communications, Sr. Scd. Notes	5.00	5/1/2028	1,271,000	[a]	1,300,201
Frontier Communications, Sr. Scd. Notes	5.88	10/15/2027	166,000	[a]	176,583
Kenbourne Invest, Gtd. Notes	4.70	1/22/2028	3,072,000	[a]	3,157,371
Rogers Communications, Gtd. Notes	4.10	10/1/2023	1,025,000		1,103,319
Telefonica Emisiones, Gtd. Notes	5.21	3/8/2047	1,010,000		1,199,084
T-Mobile USA, Gtd. Notes	3.38	4/15/2029	7,306,000		7,435,718
Verizon Communications, Sr. Unscd. Notes	2.55	3/21/2031	3,008,000		3,017,702
Verizon Communications, Sr. Unscd. Notes	3.55	3/22/2051	4,435,000		4,513,619
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	2,045,000		2,314,407
Verizon Communications, Sr. Unscd. Notes	4.67	3/15/2055	953,000		1,171,031
Vodafone Group, Sr. Unscd. Notes	4.88	6/19/2049	4,068,000		4,944,523
				51,134,725
Transportation - .3%
Hidrovias International Finance, Sr. Unscd. Notes	4.95	2/8/2031	1,013,000	[a]	1,029,664
Simpar Europe, Gtd. Notes	5.20	1/26/2031	3,614,000	[a]	3,650,610
Union Pacific, Sr. Unscd. Notes	3.84	3/20/2060	98,000		104,763
				4,785,037
U.S. Government Agencies Collateralized Mortgage Obligations - .9%
Federal Home Loan Mortgage Corp., REMIC, Ser. 5010, Cl. EA	1.00	8/15/2047	13,596,780	[d]	13,708,491
U.S. Government Agencies Mortgage-Backed - 15.1%
Federal Home Loan Mortgage Corp.:
1.50%, 2/1/2036			14,607,250	[d]	14,801,251
2.00%, 9/1/2050			10,429,575	[d]	10,542,520

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.6% (continued)
U.S. Government Agencies Mortgage-Backed - 15.1% (continued)
2.50%, 7/1/2050			5,177,601	[d]	5,409,725
3.00%, 9/1/2047-3/1/2050			12,955,877	[d]	13,587,251
3.50%, 8/1/2046			5,939,805	[d]	6,468,928
Federal National Mortgage Association:
1.50%, 10/1/2035-11/1/2040			25,805,419	[d]	25,855,651
2.00%, 7/1/2050-9/1/2050			21,839,086	[d]	22,075,585
2.50%, 9/1/2050-4/1/2051			13,428,782	[d]	13,950,443
3.00%, 10/1/2030-11/1/2049			30,109,297	[d]	31,887,989
3.50%, 2/1/2027-12/1/2047			31,834,003	[d]	34,234,268
4.50%, 8/1/2048-1/1/2049			9,102,196	[d]	10,012,925
Government National Mortgage Association II:
2.00%, 10/20/2050			9,734,650		9,944,047
2.50%, 11/20/2046-10/20/2050			17,615,016		18,346,176
3.00%, 8/20/2046-12/20/2048			11,946,316		12,634,037
4.00%, 1/20/2048			1,777,082		1,920,149
4.50%, 7/20/2048			3,827,315		4,184,891
				235,855,836
U.S. Treasury Securities - 18.5%
U.S. Treasury Bonds	1.13	5/15/2040	52,915,000		44,279,107
U.S. Treasury Bonds	1.38	8/15/2050	27,279,600		21,876,960
U.S. Treasury Bonds	1.63	11/15/2050	7,898,400		6,758,068
U.S. Treasury Bonds	1.88	2/15/2051	41,870,600		38,095,704
U.S. Treasury Bonds	3.13	2/15/2042	65,712,500		76,438,269
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL +.22%	0.24	7/31/2021	20,000,000	[b]	20,011,075
U.S. Treasury Notes	0.50	8/31/2027	2,473,000		2,370,264
U.S. Treasury Notes	0.50	6/30/2027	19,251,500		18,514,153
U.S. Treasury Notes	0.75	3/31/2026	1,400,000		1,394,641
U.S. Treasury Notes	0.88	11/15/2030	23,105,300		21,610,676
U.S. Treasury Notes	1.13	2/15/2031	10,196,800		9,738,741
U.S. Treasury Notes	1.25	3/31/2028	5,035,000		5,020,839
U.S. Treasury Notes	2.38	4/30/2026	20,672,400		22,222,426
				288,330,923
Utilities - 4.2%
AES Gener, Jr. Sub. Notes	6.35	10/7/2079	3,750,000	[a]	4,001,944
AES Panama Generation Holdings, Sr. Scd. Notes	4.38	5/31/2030	2,032,000	[a]	2,111,329
Ameren, Sr. Unscd. Notes	1.75	3/15/2028	3,952,000		3,874,084
Appalachian Power, Sr. Unscd. Notes, Ser. Z	3.70	5/1/2050	2,025,000		2,104,959
Arizona Public Service, Sr. Unscd. Notes	4.25	3/1/2049	4,338,000		5,055,114

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.6% (continued)
Utilities - 4.2% (continued)
Black Hills, Sr. Unscd. Notes	3.88	10/15/2049	1,774,000		1,831,271
Black Hills, Sr. Unscd. Notes	4.25	11/30/2023	100,000		108,125
CMS Energy, Jr. Sub. Notes	3.75	12/1/2050	1,186,000		1,196,378
Consolidated Edison Company of New York, Sr. Unscd. Debs., Ser. 20B	3.95	4/1/2050	1,753,000		1,941,667
Consorcio Transmantaro, Sr. Unscd. Notes	4.70	4/16/2034	730,000	[a]	790,502
Consumers Energy, First Mortgage Bonds	2.50	5/1/2060	2,474,000		2,117,819
Duke Energy, Sr. Unscd. Notes	3.15	8/15/2027	355,000		383,220
Duke Energy Carolinas, First Mortgage Bonds	3.95	11/15/2028	4,445,000		5,056,235
Edison International, Jr. Sub. Bonds, Ser. A	5.38	3/15/2026	4,365,000	[c]	4,526,811
Edison International, Sr. Unscd. Notes	3.55	11/15/2024	1,484,000		1,598,902
Enel Finance International, Gtd. Notes	2.75	4/6/2023	200,000	[a]	208,050
Enel Finance International, Gtd. Notes	4.63	9/14/2025	306,000	[a]	348,016
Entergy, Sr. Unscd. Notes	2.80	6/15/2030	1,719,000		1,753,589
Evergy Metro, Sr. Scd. Notes	4.20	6/15/2047	167,000		194,131
Exelon, Sr. Unscd. Notes	3.40	4/15/2026	91,000		99,159
Exelon, Sr. Unscd. Notes	4.05	4/15/2030	5,833,000		6,564,174
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/2039	355,000		422,513
FirstEnergy, Sr. Unscd. Notes, Ser. C	5.35	7/15/2047	1,379,000		1,601,953
IPALCO Enterprises, Sr. Scd. Notes	4.25	5/1/2030	1,814,000	[a]	2,020,392
Kentucky Utilities, First Mortgage Bonds	4.38	10/1/2045	1,210,000		1,423,732
Louisville Gas & Electric, First Mortgage Bonds	4.38	10/1/2045	1,410,000		1,646,276
NiSource, Jr. Sub. Bonds	5.65	6/15/2023	134,000	[c]	140,198
NiSource, Sr. Unscd. Notes	3.60	5/1/2030	1,297,000		1,418,668
Pacific Gas & Electric, First Mortgage Bonds	2.10	8/1/2027	2,060,000		2,011,120
Pacific Gas & Electric, First Mortgage Bonds	3.50	8/1/2050	2,598,000		2,254,406
Piedmont Natural Gas, Sr. Unscd. Notes	3.50	6/1/2029	3,262,000		3,555,973
Rochester Gas & Electric, First Mortgage Bonds	3.10	6/1/2027	1,969,000	[a]	2,131,658
Sierra Pacific Power, Notes, Ser. P	6.75	7/1/2037	550,000		794,855
Southern Co. Gas Capital, Gtd. Notes	3.95	10/1/2046	98,000		105,623
Southern Co. Gas Capital, Gtd. Notes	4.40	5/30/2047	211,000		241,610

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 97.6% (continued)
Utilities - 4.2% (continued)
The Cleveland Electric Illuminating Company, Sr. Unscd. Notes	3.50	4/1/2028	150,000	[a] 155,469
				65,789,925
Total Bonds and Notes (cost $1,495,463,054)			1,522,644,140
	1-Day Yield (%)		Shares
Investment Companies - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $15,689,168)	0.05		15,689,168	[e] 15,689,168
Total Investments (cost $1,511,152,222)			98.6%	1,538,333,308
Cash and Receivables (Net)			1.4%	21,175,257
Net Assets			100.0%	1,559,508,565

GO—General Obligation

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, these securities were valued at $424,915,879 or 27.25% of net assets.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

c Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Government	20.6
Mortgage Securities	17.1
Financial	13.5
Consumer, Non-cyclical	8.2
Communications	6.5
Consumer, Cyclical	5.8
Energy	4.3
Industrial	4.3
Utilities	4.2
Asset Backed Securities	3.8
Basic Materials	3.1
Collateralized Loan Obligations	3.0
Technology	2.8
Investment Companies	1.0
Banks	.4
Beverages	.0
98.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Company	Value 4/30/20 ($)	Purchases ($)†	Sales ($)	Value 4/30/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	15,565,662	729,977,176	(729,853,670)	15,689,168	1.0	25,624

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF FUTURES

April 30, 2021

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 10 Year Notes	14	6/21/2021	1,849,759	1,848,438	(1,321)
U.S. Treasury 5 Year Notes	43	6/30/2021	5,326,961	5,329,313	2,352
U.S. Treasury Long Bond	116	6/21/2021	18,061,506	18,241,000	179,494
Futures Short
U.S. Treasury Ultra Long Bond	560	6/21/2021	106,094,855	104,107,500	1,987,355
Ultra 10 Year U.S. Treasury Notes	678	6/21/2021	99,242,260	98,680,785	561,475
Gross Unrealized Appreciation				2,730,676
Gross Unrealized Depreciation				(1,321)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	1,495,463,054	1,522,644,140
Affiliated issuers	15,689,168	15,689,168
Receivable for shares of Common Stock subscribed		15,320,591
Dividends and interest receivable		9,825,227
Cash collateral held by broker—Note 4		7,968,965
Receivable for investment securities sold		3,691,173
Prepaid expenses		83,280
		1,575,222,544
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		581,500
Cash overdraft due to Custodian		73,897
Payable for investment securities purchased		12,594,712
Payable for shares of Common Stock redeemed		1,955,814
Payable for futures variation margin—Note 4		274,813
Directors’ fees and expenses payable		19,523
Other accrued expenses		213,720
		15,713,979
Net Assets ($)		1,559,508,565
Composition of Net Assets ($):
Paid-in capital		1,523,032,018
Total distributable earnings (loss)		36,476,547
Net Assets ($)		1,559,508,565

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	410,139,400	20,669,866	1,126,125,884	2,573,415
Shares Outstanding	37,756,494	1,901,759	103,656,052	236,746
Net Asset Value Per Share ($)	10.86	10.87	10.86	10.87

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended April 30, 2021

Investment Income ($):
Income:
Interest	36,959,774
Dividends:
Unaffiliated issuers	53,546
Affiliated issuers	25,624
Total Income	37,038,944
Expenses:
Management fee—Note 3(a)	4,932,258
Shareholder servicing costs—Note 3(c)	2,127,532
Professional fees	220,572
Registration fees	204,139
Distribution fees—Note 3(b)	138,792
Directors’ fees and expenses—Note 3(d)	127,277
Prospectus and shareholders’ reports	82,876
Loan commitment fees—Note 2	42,190
Custodian fees—Note 3(c)	36,662
Chief Compliance Officer fees—Note 3(c)	18,025
Miscellaneous	89,816
Total Expenses	8,020,139
Less—reduction in expenses due to undertaking—Note 3(a)	(423,336)
Net Expenses	7,596,803
Investment Income—Net	29,442,141
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	13,026,155
Net realized gain (loss) on futures	14,357,924
Net Realized Gain (Loss)	27,384,079
Net change in unrealized appreciation (depreciation) on investments	1,557,384
Net change in unrealized appreciation (depreciation) on futures	3,123,911
Net Change in Unrealized Appreciation (Depreciation)	4,681,295
Net Realized and Unrealized Gain (Loss) on Investments	32,065,374
Net Increase in Net Assets Resulting from Operations	61,507,515

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2021	2020
Operations ($):
Investment income—net	29,442,141	21,412,483
Net realized gain (loss) on investments	27,384,079	15,398,585
Net change in unrealized appreciation (depreciation) on investments	4,681,295	16,837,436
Net Increase (Decrease) in Net Assets Resulting from Operations	61,507,515	53,648,504
Distributions ($):
Distributions to shareholders:
Class A	(9,924,630)	(9,982,282)
Class C	(307,181)	(167,711)
Class I	(25,978,029)	(11,799,398)
Class Y	(77,660)	(431,656)
Total Distributions	(36,287,500)	(22,381,047)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	65,807,903	65,882,647
Class C	11,651,005	9,932,610
Class I	822,503,046	715,887,044
Class Y	934,466	202,069
Distributions reinvested:
Class A	9,053,215	8,988,024
Class C	299,395	141,352
Class I	25,926,556	11,742,212
Class Y	45,249	135,315
Cost of shares redeemed:
Class A	(61,694,890)	(57,053,799)
Class C	(5,008,242)	(2,807,612)
Class I	(453,388,149)	(211,618,026)
Class Y	(5,436,376)	(52,290,442)
Increase (Decrease) in Net Assets from Capital Stock Transactions	410,693,178	489,141,394
Total Increase (Decrease) in Net Assets	435,913,193	520,408,851
Net Assets ($):
Beginning of Period	1,123,595,372	603,186,521
End of Period	1,559,508,565	1,123,595,372

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	5,993,663	6,303,718
Shares issued for distributions reinvested	824,524	859,857
Shares redeemed	(5,619,703)	(5,489,720)
Net Increase (Decrease) in Shares Outstanding	1,198,484	1,673,855
Class Cb
Shares sold	1,061,122	947,825
Shares issued for distributions reinvested	27,231	13,486
Shares redeemed	(456,357)	(268,576)
Net Increase (Decrease) in Shares Outstanding	631,996	692,735
Class Ia
Shares sold	74,953,489	68,508,958
Shares issued for distributions reinvested	2,360,495	1,120,384
Shares redeemed	(41,525,644)	(20,489,121)
Net Increase (Decrease) in Shares Outstanding	35,788,340	49,140,221
Class Y
Shares sold	83,985	19,292
Shares issued for distributions reinvested	4,119	13,196
Shares redeemed	(499,070)	(5,137,585)
Net Increase (Decrease) in Shares Outstanding	(410,966)	(5,105,097)

[a]

During the period ended April 30, 2021, 5,826 Class A shares representing $63,229 were exchanged for 5,831 Class I shares and during the period ended April 30, 2020, 198 Class A shares representing $2,121 were exchanged for 198 Class I shares.

[b]

During the period ended April 30, 2021, 5,673 Class C shares representing $62,267 were automatically converted to 5,678 Class A shares and during the period ended April 30, 2020, 1,979 Class C shares representing $20,725 were automatically converted to 1,981 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Please note that financial highlights information in the following tables for the fund’s Class Y shares represents the financial highlights of the Institutional shares, respectively of the fund’s predecessor, FundVantage Trust, Insight Investment Grade Bond Fund, before the fund commenced operations as of the close of business on February 2, 2018, and represents the performance of the fund’s Class Y thereafter. Before the fund commenced operations, all of the assets of the FundVantage Trust, Insight Investment Grade Bond Fund were transferred to the fund in exchange for Class Y shares of the fund in a tax-free reorganization. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

	Year Ended April 30,
Class A Shares	2021	2020	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	10.57	10.06	9.84	10.00
Investment Operations:
Investment income—net[b]	.21	.27	.31	.03
Net realized and unrealized gain (loss) on investments	.34	.52	.22[c]	(.12)
Total from Investment Operations	.55	.79	.53	(.09)
Distributions:
Dividends from investment income—net	(.24)	(.28)	(.31)	(.07)
Dividends from net realized gain on investments	(.02)	(.28)	(.31)	(.07)
Total Distributions	(.26)	(.28)	(.31)	(.07)
Net asset value, end of period	10.86	10.57	10.06	9.84
Total Return (%)[d]	5.25	7.93	5.51	(.92)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.77	.78	2.05[f]
Ratio of net expenses to average net assets	.70	.70	.70	.70[f]
Ratio of net investment income to average net assets	1.93	2.60	3.15	3.10[f]
Portfolio Turnover Rate	106.79	124.64	185.04[g]	293.18
Net Assets, end of period ($ x 1,000)	410,139	386,236	351,017	176

a From February 3, 2018 (commencement of initial offering) to April 30, 2018.

b Based on average shares outstanding.

c The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

g The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class C Shares	2021	2020	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	10.57	10.07	9.84	10.00
Investment Operations:
Investment income—net[b]	.13	.18	.23	.05
Net realized and unrealized gain (loss) on investments	.35	.52	.24[c]	(.16)
Total from Investment Operations	.48	.70	.47	(.11)
Distributions:
Dividends from investment income—net	(.16)	(.20)	(.24)	(.05)
Dividends from net realized gain on investments	(.02)	(.20)	(.24)	(.05)
Total Distributions	(.18)	(.20)	(.24)	(.05)
Net asset value, end of period	10.87	10.57	10.07	9.84
Total Return (%)[d]	4.55	7.01	4.81	(1.10)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.49	1.53	1.56	3.16[f]
Ratio of net expenses to average net assets	1.45	1.45	1.45	1.45[f]
Ratio of net investment income to average net assets	1.18	1.75	2.39	2.35[f]
Portfolio Turnover Rate	106.79	124.64	185.04[g]	293.18
Net Assets, end of period ($ x 1,000)	20,670	13,422	5,810	15

a From February 3, 2018 (commencement of initial offering) to April 30, 2018.

b Based on average shares outstanding.

c The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

g The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97%.

See notes to financial statements.

	Year Ended April 30,
Class I Shares	2021	2020	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	10.57	10.06	9.83	10.00
Investment Operations:
Investment income—net[b]	.24	.28	.31	.03
Net realized and unrealized gain (loss) on investments	.34	.54	.26[c]	(.13)
Total from Investment Operations	.58	.82	.57	(.10)
Distributions:
Dividends from investment income—net	(.27)	(.31)	(.34)	(.07)
Dividends from net realized gain on investments	(.02)	(.31)	(.34)	(.07)
Total Distributions	(.29)	(.31)	(.34)	(.07)
Net asset value, end of period	10.86	10.57	10.06	9.83
Total Return (%)	5.51	8.19	5.92	(.97)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.48	.50	.47	1.98[e]
Ratio of net expenses to average net assets	.45	.45	.45	.45[e]
Ratio of net investment income to average net assets	2.17	2.71	3.35	3.35[e]
Portfolio Turnover Rate	106.79	124.64	185.04[f]	293.18
Net Assets, end of period ($ x 1,000)	1,126,126	717,095	188,471	130

a From February 3, 2018 (commencement of initial offering) to April 30, 2018.

b Based on average shares outstanding.

c The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

d Not annualized.

e Annualized.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class Y Shares†	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	10.56	10.06	9.84	10.06	10.09
Investment Operations:
Investment income—net[a]	.24	.29	.33	.27	.27
Net realized and unrealized gain (loss) on investments	.36	.52	.22[b]	(.17)	.05
Total from Investment Operations	.60	.81	.55	.10	.32
Distributions:
Dividends from investment income—net	(.27)	(.31)	(.33)	(.27)	(.29)
Dividends from net realized gain on investments	(.02)	-	-	(.05)	(.05)
Return of capital	-	-	-	-	(.01)
Total Distributions	(.29)	(.31)	(.33)	(.32)	(.35)
Net asset value, end of period	10.87	10.56	10.06	9.84	10.06
Total Return (%)	5.75	8.12	5.76	.95	3.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.41	.43	.63	1.21	1.30
Ratio of net expenses to average net assets	.41	.43	.45	.76	.85
Ratio of net investment income to average net assets	2.22	3.02	3.38	2.69	2.70
Portfolio Turnover Rate	106.79	124.64	185.04[c]	293.18	201.40
Net Assets, end of period ($ x 1,000)	2,573	6,842	57,889	41,170	40,774

† Represents information for Institutional shares of the fund’s predecessor, FundVantage Trust, Insight Investment Grade Bond Fund, through February 2, 2018.

a Based on average shares outstanding.

b The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Core Plus Fund (the “fund”) is the sole series of BNY Mellon Absolute Insight Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek high total return consistent with preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

On November 2-3, 2020, the Company’s Board of Directors (the “Board”) had approved to re-allocate a portion of the of the fund’s authorized Class C shares and designate them as Class I shares of the fund increasing authorized shares Class I shares from 100 million to 150 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (150 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

NOTES TO FINANCIAL STATEMENTS (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), and futures are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Asset-Backed Securities	-	59,276,260	-	59,276,260
Collateralized Loan Obligations	-	45,927,100	-	45,927,100
Commercial Mortgage-Backed	-	17,588,266	-	17,588,266
Corporate Bonds	-	828,951,274	-	828,951,274
Foreign Governmental	-	25,513,680	-	25,513,680
Investment Companies	15,689,168	-	-	15,689,168
Municipal Securities	-	7,492,310	-	7,492,310
U.S. Government Agencies Collateralized Mortgage Obligations	-	13,708,491	-	13,708,491
U.S. Government Agencies Mortgage-Backed	-	235,855,836	-	235,855,836
U.S. Treasury Securities	-	288,330,923	-	288,330,923
Other Financial Instruments:
Futures††	2,730,676	-	-	2,730,676

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Futures††	(1,321)	-	-	(1,321)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund invests in collateralized loan obligations (“CLOs”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk.

(e) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $15,175,345, accumulated other losses $818,063 and unrealized appreciation $22,119,265.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2021 and April 30, 2020 were as follows: ordinary income $36,287,500 and $22,381,047, respectively.

(g) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result

NOTES TO FINANCIAL STATEMENTS (continued)

of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from May 1, 2020 through September 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and expenses of the underlying money market fund and extraordinary expenses) exceed ..45% of the value of the fund’s average daily net assets. On or after September 1, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $423,336 during the period ended April 30, 2021.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended April 30, 2021, the Distributor retained $8,510 commissions earned on sales of the fund’s Class A shares and $4,260 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2021, Class C shares were charged $138,792 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April

NOTES TO FINANCIAL STATEMENTS (continued)

30, 2021, Class A and Class C shares were charged $1,029,233 and $46,264, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2021, the fund was charged $162,399 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2021, the fund was charged $36,662 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended April 30, 2021, the fund was charged $8,190 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2021, the fund was charged $18,025 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $437,128, Distribution Plan fees of $12,695, Shareholder Services

Plan fees of $88,420, custodian fees of $12,000, Chief Compliance Officer fees of $6,290 and transfer agency fees of $28,614, which are offset against an expense reimbursement currently in effect in the amount of $3,647.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and futures, during the period ended April 30, 2021, amounted to $1,905,427,043 and $1,452,553,491, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2021 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2021:

Average Market Value ($)
Interest rate futures	184,145,292

At April 30, 2021, the cost of investments for federal income tax purposes was $1,516,214,043; accordingly, accumulated net unrealized appreciation

NOTES TO FINANCIAL STATEMENTS (continued)

on investments was $22,119,265, consisting of $46,954,176 gross unrealized appreciation and $24,834,911 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Core Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Core Plus Fund (the “Fund”) (one of the funds constituting BNY Mellon Absolute Insight Funds, Inc.), including the statements of investments, investments in affiliated issuers and futures, as of April 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Absolute Insight Funds, Inc.) at April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
June 24, 2021

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 79.98% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 2-3, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”) and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Insight North America LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class Y shares with the performance of a group of institutional core plus bond funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional core plus bond funds (the “Performance Universe”), all for various periods ended September 30, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

institutional core plus bond funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods shown. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the nine calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee (lowest in the Expense Group), the fund’s actual management fee was higher than the Expense Group median and lower than the Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until September 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (2015)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 106

———————

Joni Evans (79)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-2019)

• Principal, Joni Evans Ltd. (publishing) (2006-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Chair (June 2018-Present) and Director (2015-Present), Nantucket Atheneum

• Governor, Orchard Island Club (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (61)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008-Present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2013-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (57)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019-Present)

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014–2020); Board member, Mentor Illinois (2013-2020)

No. of Portfolios for which Board Member Serves: 85

———————

Burton N. Wallack (70)

Board Member (2015)

Principal Occupation During Past 5 Years:

President and Co-owner of Wallack Management Company, a real estate management company (1987-Present)

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

Benaree Pratt Wiley (74)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-Present)

No. of Portfolios for which Board Member Serves: 68

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (79)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 48

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Ehud Houminer, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021, Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; He is an officer of 61 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2015.

Vice President of the Adviser since September 2020, Director-BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since December 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon. He is an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since December 2015.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the the Adviser or an affiliate of the the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016. She is an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2015.

Tax Manager-BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2015.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2015.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2015.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (61 investment companies, comprised of 129 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 55 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

This page intentionally left blank.

For More Information

BNY Mellon Core Plus Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America, LLC
200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DCPAX Class C: DCPCX Class I: DCPIX Class Y: DCPYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6347AR0421

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $44,156 in 2020 and $42,156 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $26,934 in 2020 and $34,594 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,177 in 2020 and $5,369 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,260 in 2020 and $2,530 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $807,171 in 2020 and $2,335,215 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Absolute Insight Funds, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2021

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: June 22, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)